EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Lakes Dredge & Dock Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah A. Wensel, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Deborah A. Wensel

Deborah A. Wensel
Chief Financial Officer
Date: May 9, 2003

A signed original of this written statement required by Section 906 has been provided to Great Lakes Dredge & Dock Corporation and will be retained by Great Lakes Dredge & Dock Corporation and furnished to the Securities and Exchange Commission or its staff upon request.